EXHIBIT 10(p)
SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 16, 2006 among FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation (the “Borrower”), certain Subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 22, 2005 (as previously amended or modified, the “Credit Agreement”).
     WHEREAS, Flagler Development Company, Beacon Station 22, 23 and 24 LP and Gran Central – Deerwood North LLC (collectively, the “MetLife Borrowers”) are borrowers under certain loans with Metropolitan Life Insurance Company (the “MetLife Lender”) in an aggregate amount of $352,000,000 (the “MetLife Loans”) and the MetLife Loans require the MetLife Borrowers to maintain certain levels of windstorm insurance coverage (the “MetLife Insurance Limit”).
     WHEREAS, the MetLife Borrowers have been unable to obtain insurance in satisfaction of the MetLife Insurance Limit.
     WHEREAS, the MetLife Lender has agreed to forbear the MetLife Insurance Limit pursuant to that certain letter agreement dated as of September 29, 2006 attached hereto as Exhibit A; provided that the MetLife Borrowers meet certain conditions, including, that the MetLife Borrowers repair damages resulting from windstorm events not covered by insurance (the “MetLife Obligations”).
     WHEREAS, with respect to the Credit Agreement, the MetLife Obligations are “Guaranties” by Loan Parties covering the obligations of other Loan Parties and such Guaranties are “Debt.”
     WHEREAS, the parties hereto have agreed to amend the Credit Agreement such that Leverage Ratio covenant is not effected by the MetLife Obligations, as provided herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. Amendments to Credit Agreement. The definition of “Debt” set forth in Section 1.01 of the Credit Agreement is amended by adding the following sentence to the end thereof:
     Notwithstanding anything in this definition to the contrary, for purposes of calculating the financial covenant in Section 8.15(a), the obligations of Flagler Development Company, Beacon Station 22, 23 and 24 LP and Gran Central – Deerwood North LLC (collectively, the “MetLife Borrowers”) with respect to the repair of damages resulting from a windstorm event not covered by insurance under that certain letter agreement dated as of September 29, 2006 (the “Forbearance Letter”) with Metropolitan Life Insurance Company (“MetLife”) shall not be considered “Debt” (it being understood that should the MetLife Borrowers incur indebtedness to satisfy such obligations then such indebtedness, while outstanding, shall be considered to be

“Debt”); provided that the MetLife Borrowers (i) maintain at least $60,000,000 in windstorm insurance coverage (whether self insured or otherwise) in connection with the properties subject to the obligations to MetLife and (ii) use commercially reasonable efforts to obtain insurance in satisfaction of the insurance requirements in those certain loans among the MetLife Borrowers and MetLife as set forth in the Forbearance Letter.
     2. Effectiveness; Conditions Precedent. This Amendment shall be and become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors, and the Required Lenders.
     3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.
     4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.
     5. No Default. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
     6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises

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from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.
     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.
     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:	FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation

	By:	/s/ Bradley D. Lehan

	Name:	Bradley D. Lehan
	Title:	Vice President

GUARANTORS:	FLORIDA EAST COAST RAILWAY, L.L.C., a Florida limited liability company

FEC HIGHWAY SERVICES, INC., a Florida corporation

FLORIDA EXPRESS LOGISTICS, INC., a Florida corporation

FLORIDA EAST COAST DELIVERIES, INC., a Florida corporation

RAILROAD TRACK CONSTRUCTION CORPORATION, a Florida corporation

FLAGLER TRANSPORTATION SERVICES, INC., a Florida corporation

	By:	/s/ Bradley D. Lehan

	Name:	Bradley D. Lehan
	Title:	Vice President, of each of the above Guarantors

BEACON STATION 22, 23 AND 24 LIMITED PARTNERSHIP, a Delaware limited partnership

By: GCC BEACON 22, 23 & 24, LLC, is general partner
By FLAGLER DEVELOPMENT COMPANY,
its sole member

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Vice President

GCC BEACON 22, 23 & 24, LLC, a Florida limited liability company

By:	FLAGLER DEVELOPMENT COMPANY, its sole member

	By:	/s/ Bradley D. Lehan

	Name:	Bradley D. Lehan
	Title:	Vice President

GRAN CENTRAL-DEERWOOD NORTH, L.L.C., a Delaware limited liability company

By:	FLAGLER DEVELOPMENT COMPANY, its sole member

	By:	/s/ Bradley D. Lehan

	Name:	Bradley D. Lehan
	Title:	Vice President

FLAGLER DEVELOPMENT REALTY, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Vice President

FLAGLER DEVELOPMENT COMPANY, a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Vice President

FDC LAND HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

FEC COMPANY, a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Vice President

FECR LAND HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Vice President

BN EXPANSION, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

FLAGLER COMMONS, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

ATLAS PROPERTY II, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

ATLAS PROPERTY III, LLC a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA GROUP, INC. a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA REAL ESTATE MANAGEMENT, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA CONSULTING, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA DEVELOPMENT CORPORATION, a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA CONSTRUCTION CORPORATION, a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA REALTY SERVICES, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

C&S REAL ESTATE DEVELOPMENT CORP., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA RESIDENTIAL, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA RESIDENTIAL, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CODINA/FAIRFIELD I, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

SEVILLA BUILDING, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

SEVILLA BUILDING, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

C/CM LEJEUNE, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

C/CM LEJEUNE, LTD., a Florida limited partnership

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

CM LEJEUNE, INC., a Florida corporation

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

FLAGLER DORAL, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

BEACON COUNTYLINE, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

FEC LAKES, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

FLAGLER BOCA 54, LLC, a Florida limited liability company

By:	/s/ Bradley D. Lehan

Name:	Bradley D. Lehan
Title:	Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Michael Brashler

	Name:	Michael Brashler
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ John M. Hall

	Name:	John M. Hall
	Title:	Senior Vice President

SUNTRUST BANK

By:	/s/ Sarah Hudson Anderson

Name:	Sarah Hudson Anderson
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Charles N. Kauffman

Name:	Charles N. Kauffman
Title:	Senior Vice President